UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 22, 2010

Wells Mid-Horizon Value-Added Fund I, LLC

(Exact Name of Registrant as Specified in Charter)

Georgia	000-53626	20-3192853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Disposition of the Park Lane Building

On September 22, 2010, Wells Mid-Horizon Value-Added Fund I, LLC (the “Registrant”) sold an office building containing approximately 105,000 rentable square feet and located in Pittsburgh, Pennsylvania (the “Park Lane Building”) to Matteson Real Estate Equities, Inc., an unaffiliated third party, for a gross sales price of approximately $16.9 million, excluding closing costs and adjustments. The disposition resulted in net sale proceeds of approximately $16.4 million and a gain on sale of approximately $7.0 million, which may be adjusted should additional information become available in subsequent periods. In accordance with the terms of the Registrant’s loan agreement with Bank of America National Association (the “Bank of America Loan”), the outstanding balance of the Bank of America Loan was reduced to approximately $5.6 million following the application of $16.4 million of the proceeds from this disposition.

Item 9.01.	Financial Statements and Exhibits

(b)

Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2010	F-2

Pro Forma Statement of Operations for the six months ended June 30, 2010	F-3

Pro Forma Statement of Operations for the year ended December 31, 2009	F-4

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC (Registrant)

	By:	WELLS INVESTMENT MANAGEMENT COMPANY, LLC (Manager)

September 28, 2010		/s/ Douglas P. Williams
Douglas P. Williams
Principal Financial Officer, Senior Vice President, Secretary and Treasurer of Wells Investment Management Company, LLC

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WELLS MID-HORIZON VALUE-ADDED FUND I, LLC

(A Georgia Limited Liability Company)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Mid-Horizon Value-Added Fund I, LLC (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2009, and in its quarterly report filed on Form 10-Q for the six months ended June 30, 2010.

The following unaudited pro forma balance sheet as of June 30, 2010 has been prepared to give effect to the September 22, 2010 sale of the Park Lane Building and related repayment of debt by the Registrant as if the disposition and distribution of net sale proceeds therefrom had occurred on June 30, 2010. The Registrant owned 100% of the Park Lane Building.

The following unaudited pro forma statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009 have been prepared to give effect to the sale of the Park Lane Building as if the disposition and related repayment of debt had occurred on January 1, 2009.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of the Park Lane Building and related repayment of debt had been consummated as of January 1, 2009. Specifically, the accompanying pro forma statements of operations do not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sale had occurred on January 1, 2009.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC

(A Georgia Limited Liability Company)

PRO FORMA BALANCE SHEET

June 30, 2010

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	3000 Park Lane Disposition		Repayment of Debt		Pro Forma Total
ASSETS:
Real estate assets, at cost:
Land	$9,597,022	$(2,315,673)	(b)	$0		$7,281,349
Building and improvements, less accumulated depreciation of $3,656,954 as of June 30, 2010	46,125,435	(5,600,926)	(c)	0		40,524,509
Intangible lease assets, less accumulated amortization of $1,328,508 as of June 30, 2010	1,963,845	0		0		1,963,845
Construction in progress	106,500	0		0		106,500

Total real estate assets	57,792,802	(7,916,599)		0		49,876,203

Cash and cash equivalents	2,434,302	16,361,135	(d)	(16,361,135)	(e)	2,434,302
Tenant receivables	1,173,364	(226,268)	(f)	0		947,096
Other assets	3,253,028	0		0		3,253,028
Deferred financing costs, less accumulated amortization of $68,943 as of June 30, 2010	498,501	0		0		498,501
Intangible lease origination costs, less accumulated amortization of $1,135,250 as of June 30, 2010	1,484,059	0		0		1,484,059
Deferred leasing costs, less accumulated amortization of $369,403 as of June 30, 2010	3,461,944	(1,290,731)	(g)	0		2,171,213

Total assets	$70,098,000	$6,927,537		$(16,361,135)		$60,664,402

LIABILITIES AND MEMBERS’ CAPITAL:
Liabilities:
Notes payable	$30,175,622	0		(16,361,135)	(e)	13,814,487
Accounts payable, accrued expenses and accrued capital expenditures	1,857,162	0		0		1,857,162
Due to affiliates	198,550	0		0		198,550
Deferred income	425,637	0		0		425,637
Intangible lease liabilities, less accumulated amortization of $162,623 as of June 30, 2010	223,849	0		0		223,849

Total liabilities	32,880,820	0		(16,361,135)		16,519,685

Members’ capital:
Member Shares, $1,000 par value; 150,000 shares authorized; 51,854 shares issued and outstanding	37,217,180	6,927,537	(h)	0		44,144,717

Total liabilities and members’ capital	$70,098,000	$6,927,537		$(16,361,135)		$60,664,402

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of June 30, 2010.

(b)	Reflects the cost of the land of the Park Lane Building.

(c)	Reflects the basis of the building and improvements of the Park Lane Building as of June 30, 2010.

(d)	Reflects the Registrant’s assumed distribution of net proceeds resulting from the sale of the Park Lane Building.

(e)	As required under the Bank of America Loan agreement, reflects repayment of debt with assumed distribution of net proceeds resulting from the sale of the Park Lane Building.

(f)	Reflects the deferred rent receivable of the Park Lane Building as of June 30, 2010.

(g)	Reflects the unamortized deferred leasing costs of the Park Lane Building as of June 30, 2010.

(h)	Reflects the Registrant’s pro forma gain allocated from the sale of the Park Lane Building.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC

(A Georgia Limited Liability Company)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2010

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	3000 Park Lane Disposition		Repayment of Debt		Pro Forma Total
REVENUES:
Rental income	$2,819,873	$(686,281)	(b)	$0		$2,133,592
Tenant reimbursements	951,930	(597,980)		0		353,950

Total revenues	3,771,803	(1,284,261)		0		2,487,542

EXPENSES:
Property operating costs	1,914,459	(595,784)		0		1,318,675
Asset and property management fees:
Related-party	258,145	(64,913)	(c)	0		193,232
Other	58,303	(27,240)	(d)	0		31,063
Depreciation	780,640	(89,484)	(e)	0		691,156
Amortization	1,005,497	(67,345)	(f)	0		938,152
General and administrative expenses	429,815	(15,846)		0		413,969

Total expenses	4,446,859	(860,612)		0		3,586,247

REAL ESTATE OPERATING LOSS	(675,056)	(423,649)		0		(1,098,705)

OTHER INCOME (EXPENSE):

Interest and other income	132	(78)		0		54
Interest expense	(955,940)	0		389,009	(g)	(566,931)

TOTAL OTHER INCOME (EXPENSE)	(955,808)	(78)		389,009		(566,877)

NET LOSS	$(1,630,864)	$(423,727)		$389,009		$(1,665,582)

NET LOSS PER WEIGHTED-AVERAGE SHARE OF MEMBERS’ INTERESTS	$(31.45)	$(8.17)		$7.50		$(32.12)

WEIGHTED-AVERAGE SHARES OF MEMBERS’ INTERESTS OUTSTANDING	51,854	51,854		51,854		51,854

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the six months ended June 30, 2010.

(b)	Rental income is recognized on a straight-line basis.

(c)	Asset management fees are calculated at 0.75% of the gross asset value of the Registrant’s real estate assets.

(d)	Property management and leasing fees are generally calculated at 2.5% of rental income and tenant reimbursements upon the collection thereof.

(e)	Depreciation expense is recognized using the straight-line basis using a 40-year life for building assets and using the shorter of lease term or economic life for tenant improvement assets.

(f)	Amortization expense is recognized using the straight-line basis over the term of the respective lease for which deferred leasing costs were capitalized.

(g)

The Registrant incurred interest on the Bank of America Loan at a rate of one-month London Interbank Offered Rate, plus a margin of 4.50% (average rate incurred for the six months ended June 30, 2010 = 4.79%).

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC

(A Georgia Limited Liability Company)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	3000 Park Lane Disposition		Repayment of Debt		Pro Forma Total
REVENUES:
Rental income	$5,560,103	$(1,381,106)	(b)	$0		$4,178,997
Tenant reimbursements	1,357,037	(1,044,983)		0		312,054

Total revenues	6,917,140	(2,426,089)		0		4,491,051

EXPENSES:
Property operating costs	3,099,353	(1,081,999)		0		2,017,354
Asset and property management fees:
Related-party	518,476	(80,229)	(c)	0		438,247
Other	126,819	(55,558)	(d)	0		71,261
Depreciation	1,361,775	(179,300)	(e)	0		1,182,475
Amortization	2,862,449	(252,767)	(f)	0		2,609,682
General and administrative expenses	775,351	(18,375)		0		756,976

Total expenses	8,744,223	(1,668,228)		0		7,075,995

REAL ESTATE OPERATING LOSS	(1,827,083)	(757,861)		0		(2,584,944)

OTHER INCOME (EXPENSE):
Interest and other income	0	0		0		0
Interest expense	(1,045,000)	0		600,694	(g)	(444,306)

TOTAL OTHER INCOME (EXPENSE)	(1,045,000)	0		600,694		(444,306)

NET LOSS	$(2,872,083)	$(757,861)		$600,694		$(3,029,250)

NET LOSS PER WEIGHTED-AVERAGE SHARE OF MEMBERS’ INTERESTS	$(55.39)	$(14.61)		$11.58		$(58.42)

WEIGHTED-AVERAGE SHARES OF MEMBERS’ INTERESTS OUTSTANDING	51,854	51,854		51,854		51,854

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2009.

(b)	Rental income is recognized on a straight-line basis.

(c)	Asset management fees are calculated at 0.75% of the gross asset value of the Registrant’s real estate assets.

(d)	Property management and leasing fees are generally calculated at 2.5% of rental income and tenant reimbursements upon the collection thereof.

(e)	Depreciation expense is recognized using the straight-line basis using a 40-year life for building assets and using the shorter of lease term or economic life for tenant improvement assets.

(f)

Amortization expense is recognized using the straight-line basis over the terms of the respective lease for which intangible lease assets, lease origination costs, and deferred leasing costs were capitalized.

(g)

Effective July 1, 2009, the rate incurred on the Bank of America Loan increased from one-month London Interbank Offered Rate, plus a margin of 2.25%, to one-month London Interbank Offered Rate, plus a margin of 4.50% (average rate incurred for the year ended December 31, 2010 = 3.66%).

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